UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 1, 2007
Health Benefits Direct Corporation
(Exact name of registrant as specified in charter)

Delaware	333-123081	98-0438502

(State or other jurisdiction of incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)
150 N. Radnor-Chester Road
Suite B-101
Radnor, Pennsylvania 19087
(Address of principal executive offices)
(484) 654-2200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     On October 1, 2007, HBDC Acquisition, LLC (“HBDC Sub”), a Delaware limited liability company and wholly-owned subsidiary of Health Benefits Direct Corporation, a Delaware corporation (the “Company”), entered into an Agreement to Transfer Partnership Interests (the “Bilenia Agreement”) with the former partners (the “Bilenia Partners”) of BileniaTech, L.P., a Delaware limited partnership (“Bilenia”), whereby HBDC Sub purchased all of the outstanding general and limited partnership interests of Atiam Technologies, L.P., a Delaware limited partnership (“Atiam”), owned by the Bilenia Partners. The execution of the Bilenia Agreement and the transfer of the Atiam partnership interests to HBDC Sub thereunder were conditions precedent to the closing of the Merger Agreement (as defined below) on October 1, 2007 (the “Closing Date”).
     The aggregate amount paid by HBDC Sub to the Bilenia Partners for the Atiam partnership interests under the Bilenia Agreement was $1,000,000.00, consisting of $500,000.00 in cash and 224,216 shares of common stock, par value $0.001 per share, of the Company (“Company Common Stock”), which shares had an aggregate value of $500,000.00 based on the average closing price per share ($2.23) of Company Common Stock on The Over the Counter Bulletin Board on the five consecutive trading days preceding the Closing Date.
     In connection with the Bilenia Agreement, the Company and Computer Command and Control Company, a Pennsylvania corporation (“CCCC”), also entered into a Registration Rights Agreement (the “Bilenia Registration Rights Agreement”). Under the terms of the Bilenia Registration Rights Agreement, the Company has agreed to give prompt written notice to CCCC of the registration of any of the Company’s securities under the Securities Act of 1933, as amended (the “Securities Act”), and CCCC shall have the opportunity, upon 20 days’ written notice to the Company, to request that the shares of Company Common Stock issued to CCCC under the Bilenia Agreement be included in such registration statement. The Company agreed that its current intention is to begin to prepare and file a registration statement with the Securities and Exchange Commission (the “Commission”) within 60 days of the Closing Date.
     A copy of the Bilenia Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Bilenia Agreement is qualified in its entirety by reference to the full text of the Bilenia Agreement.
     A copy of the Bilenia Registration Rights Agreement is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of the Bilenia Registration Rights Agreement is qualified in its entirety by reference to the full text of the Bilenia Registration Rights Agreement.
Item 2.01. Completion of Acquisition or Disposition of Assets
     On October 1, 2007, the Company completed the acquisition of Atiam pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) among the Company, HBDC Sub, System Consulting Associates, Inc., a Pennsylvania corporation (“SCA”), and the shareholders of SCA party thereto (the “Shareholders”).
     The Merger Agreement provided for a business combination whereby SCA would be merged with and into Merger Sub, with Merger Sub continuing as the surviving corporation and as a wholly-owned subsidiary of the Company (the “Merger”). The aggregate amount paid by the Company with respect to all outstanding shares of capital stock of SCA (such amount, the “Merger Consideration”) was $2,000,000.00, consisting of (a) $850,000.00 in cash and (b) 515,697 unregistered shares of Company Common Stock, which number of shares had a value of $1,150,000.00 based on the average closing price per share ($2.23) of Company Common Stock on The Over the Counter Bulletin Board on the five consecutive trading days preceding the Closing Date. Upon the effectiveness of the Merger, each share of SCA Common Stock issued and outstanding immediately prior to the Effective Time was converted into the right to receive a pro rata portion of the Merger Consideration. The Company placed certificates representing 134,529 shares, or an amount equal to $300,000.00, of the Company Common Stock that otherwise would be payable to the Shareholders as Merger Consideration into an escrow account, which shares will be held in escrow for a period of one year to satisfy any indemnification claims by the Company or Merger Sub under the Merger Agreement.
     In connection with the Merger Agreement, the Company and Shareholders also entered into a Registration Rights Agreement (the “Shareholder Registration Rights Agreement”). Under the terms of the Shareholder Registration Rights Agreement, the Company has agreed to give prompt written notice to each Shareholder of the registration of any of the Company’s securities under the Securities Act and the Shareholders shall have the opportunity, upon 20 days’ written notice to the Company, to request that the shares of Company Common Stock issued to the Shareholders under the Merger Agreement be included in such registration statement. The Company agreed that its current intention is to begin to prepare and file a registration statement with the Commission within 60 days of the Closing Date.
     A copy of the Merger Agreement was filed as Exhibit 2.1 to the Company’s current report on Form 8-K, filed with the Commission on September 26, 2007, and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.
     A copy of the Shareholder Registration Rights Agreement is attached hereto as Exhibit 4.2 and is incorporated herein by reference. The foregoing description of the Shareholder Registration Rights Agreement is qualified in its entirety by reference to the full text of the Shareholder Registration Rights Agreement.
     A copy of the press release relating to the closing of the Merger Agreement, dated October 2, 2007, is attached hereto as Exhibit 99.1.
Item 3.02. Unregistered Sales of Equity Securities.
     The description of the Bilenia Agreement, the Bilenia Registration Rights Agreement, the Shareholder Registration Rights Agreement and the Merger Agreement “Item 1.01. Entry into a Material Definitive Agreement” and “Item 2.01. Completion of Acquisition or Disposition of Assets” of this Report is hereby incorporated into this Item 3.02 by reference.
     The 739,913 shares of Company Common Stock issued pursuant to the terms of the Bilenia Agreement and the Merger Agreement are being offered and sold to accredited investors without registration under the Securities Act or any state securities laws. The Company is relying on the exemption from the registration requirements of the Securities Act by virtue of Section 4(2) thereof and Regulation D promulgated thereunder. Each of the certificates representing shares of Company Common Stock contain restrictive legends preventing the sale, transfer or other disposition of such shares unless registered under the Securities Act or sold pursuant to an exemption therefrom. As described in Items 1.01 and 2.01 of this current report, the Company may file a registration statement for the resale of the shares of Company Common Stock under certain circumstances. This current report is not an offer to sell or the solicitation of an offer to buy shares of common stock or other securities of the Company.

Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
     The financial statements of SCA and Atiam have not been prepared but will be filed by amendment no later than 71 calendar days after the date this report is required to be filed, pursuant to the instructions set forth in Item 9.01 of Form 8-K.
(b) Pro Forma Financial Information.
     The pro forma financial information of SCA and Atiam have not been prepared but will be filed by amendment no later than 71 calendar days after the date this report is required to be filed, pursuant to the instructions set forth in Item 9.01 of Form 8-K.
(d) Exhibits.

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of September 21, 2007, by and among the Company, HBDC Acquisition, LLC, System Consulting Associates, Inc. and the shareholders of System Consulting Associates, Inc. party thereto (incorporated by reference from Exhibit 2.1 to the Company’s current report on From 8-K, filed with the Commission on September 26, 2007)

4.1	Registration Rights Agreement, dated October 1, 2007, by and between Health Benefits Direct Corporation and Computer Command and Control Company

4.2	Registration Rights Agreement, dated October 1, 2007, by and among Health Benefits Direct Corporation and Robert J. Oakes, Jeff Brocco, Tim Savery and Lisa Roetz

10.1	Agreement to Transfer Partnership Interests, dated October 1, 2007, by and among HBDC Acquisition, LLC and the former partners of BileniaTech, L.P.

99.1	Press Release dated October 2, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH BENEFITS DIRECT CORPORATION
Date: October 4, 2007	By:	/s/ Anthony R. Verdi
		Name:	Anthony R. Verdi
		Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of September 21, 2007, by and among the Company, HBDC Acquisition, LLC, System Consulting Associates, Inc. and the shareholders of System Consulting Associates, Inc. party thereto (incorporated by reference from Exhibit 2.1 to the Company’s current report on From 8-K, filed with the Commission on September 26, 2007)

4.1	Registration Rights Agreement, dated October 1, 2007, by and between Health Benefits Direct Corporation and Computer Command and Control Company

4.2	Registration Rights Agreement, dated October 1, 2007, by and among Health Benefits Direct Corporation and Robert J. Oakes, Jeff Brocco, Tim Savery and Lisa Roetz

10.1	Agreement to Transfer Partnership Interests, dated October 1, 2007, by and among HBDC Acquisition, LLC and the former partners of BileniaTech, L.P.

99.1	Press Release dated October 2, 2007